Risk Management Policy	12 Months Ended
Dec. 31, 2025
RISK MANAGEMENT POLICY
RISK MANAGEMENT POLICY

22.  RISK MANAGEMENT POLICY

The Group companies follow the guidelines of the Risk Management Control System (SCGR, in its Spanish acronym) defined at the Holding level (Enel S.p.A.), which establishes rules for managing risks through the respective standards, procedures, systems, etc., applicable to the different levels of the Group companies, in the business risk identification, analysis, evaluation, treatment, and communication processes the business addresses on a continuous basis. These guidelines are approved by the Enel S.p.A. Board of Directors, which includes a Risk and Controls Committee responsible for supporting the Enel Chile Board’s evaluation and decisions regarding internal control and risk management system, as well as those related to the approval of periodic financial statements.

To comply with the guidelines, each company has its own specific Control Management and Risk Management policy, which is reviewed and approved each year by the Enel Chile Board of Directors, observing and applying all local requirements in terms of the risk culture.

The Company seeks protection against all risks that could affect the achievement of the business objectives. The Enel Group has a risk taxonomy for the entire Group which considers 6 risk macro-categories: financial; strategic; governance and culture; digital technology; compliance; and operational; and 38 risk sub-categories to identify, analyze, assess, evaluate, treat, monitor and communicate their risks.

The Enel Group risk management system considers three lines of action (defense) to obtain effective and efficient risk management and controls. Each of these three “lines” plays a different role within the organization’s broader governance structure (Business areas, acting as the first line of defense, Risk Control and Compliance units, acting as the second line of defense, and Internal Audit, acting as the third line of defense). Each line of defense has the obligation to report to and keep senior management and the Directors up-to-date on risk management. In this sense, the first and second lines of defense report to the senior management, and the second and third lines report to the Directors.

Within each of the Group’s companies, the risk management is decentralized. Each manager responsible for the operating process in which the risk arises is also responsible for treating the risk and adopting risk control and mitigating measures.

22.1 Interest rate risk

Changes in interest rates affect the fair value of assets and liabilities bearing fixed interest rates, as well as the expected future cash flows of assets and liabilities subject to floating interest rates.

The objective of managing interest rate risk exposure is to achieve a balance in the debt structure to minimize the cost of debt with reduced volatility in profit or loss.

The Group’s financial debt structure per fixed and/or hedged interest rate on gross, net of hedging derivative instruments engaged, is as follows:

	For the years ended December 31,		For the period ended January 01,
	2025	2024	2024
	%	%	%
Fixed interest rate	87%	89%	88%

This ratio only considers debt transactions between third parties and Enel Finance International, if any.

Depending on the Group’s estimates and the objectives of the debt structure, hedging transactions are performed by entering into derivative contracts to mitigate these risks.

Risk control through specific processes and indicators allows companies to limit possible adverse financial impacts and, at the same time, optimize the debt structure with an adequate degree of flexibility.

22.2 Exchange rate risk

Exchange rate risks involve basically the following transactions:

-	Cash flows related to revenues, costs, and investment disbursements that are denominated in currencies other than the functional currency (U.S. dollar).
-	Accounting mismatches that exist between assets and liabilities on the Statement of Financial Position denominated in currencies other than the functional currency.
-	Debt taken on by the Group’s companies that is denominated in a currency other than the currency in which its cash flows are indexed.
-	Payments to be made in a currency other than the one to which its cash flows are indexed, for example, for the acquisition of materials associated with projects and payments of corporate insurance policies, among others.
-	Income in Group companies directly linked to changes in currencies other than the currency of its cash flows.

In order to minimize foreign currency risk, the Group’s foreign currency risk management policy is based on cash flows and includes maintaining a balance between cash flows in currencies other than the functional currency in its assets and liabilities. The objective is to minimize the exposure to variability in cash flows that are attributable to foreign exchange risk.

The hedging instruments currently being used to comply with the policy are currency swaps and forward exchange contracts.

During 2024, the respective Boards of Directors of Enel Chile, Enel Generación Chile, and Empresa Eléctrica Pehuenche agreed to change the functional currency of these companies from Chilean pesos to U.S. dollars, effective January 1, 2025, due to the fact that the U.S. dollar has become the currency that significantly influences the economic environment in which each of them operates (see Note 3).

22.3 Commodities risk

The Group has a risk exposure to price fluctuations in certain commodities, basically due to:

-	Purchases of fuel used to generate electricity.
-	Energy purchase/sale transactions that take place in local markets.

To reduce the risk in situations of extreme drought, the Group has designed a commercial policy that defines the levels of sales commitments in line with the capacity of its generating power plants in a dry year. It also includes risk mitigation terms in certain contracts with unregulated customers and with regulated customers subject to long-term tender processes, establishing indexation polynomials that allow for reducing commodities exposure risk.

Considering the operating conditions faced by the power generation market, with drought and highly volatile commodity prices on international markets, the Company is constantly evaluating the use of hedging to minimize the impacts that these price fluctuations have on its results.

As of December 31, 2025, the Company’s hedge position was concentrated in Henry Hub gas and coal. In Henry Hub gas, active hedges amounted to 30 Tbtu corresponding to purchase positions, and 9 Tbtu to sales positions. In coal, liquidation obligations were recorded for 27 kTon associated with sales contracts. As of that same date, there were no active Brent oil hedges.

As of December 31, 2024, active Brent hedges to be liquidated totaled 45 kBbl associated with purchases. Regarding gas, no active hedges to be liquidated were recorded at the 2024 year‑end, neither in Henry Hub Swaps nor in Henry Hub Futures. With respect to coal hedging, as of December 31, 2024, liquidation obligations were recorded for a total of 10.7 kTon corresponding to sales contracts.

Depending on the Group’s permanently updated operating conditions, these hedges may be modified, or include other commodities.

As a result of the mitigation strategies implemented, the Group was able to minimize the effects of the volatility of commodity prices on the profit or loss on the results for the year ended December 31, 2025.

22.4 Liquidity risk

The Group maintains a liquidity risk management policy that consists of entering into long-term committed banking facilities and temporary financial investments for amounts that cover the projected needs over a period of time that is determined based on the situation and expectations for debt and capital markets.

The projected needs mentioned above include maturities of financial debt net of financial derivatives. For further details regarding the features and conditions of financial obligations and financial derivatives see Notes 20, 21 and 23.

Despite the negative working capital existing at the end of 2025, the Company is able to address this situation and mitigate the risk through the policy and actions described herein.

As of December 31, 2025, the Group had liquidity of ThUS$461,924 in cash and cash equivalents and ThUS$690,000 in unconditionally available long-term credit lines. As of December 31, 2024, the Group had a liquidity of ThUS$384,761 in cash and cash equivalents and ThUS$690,000 in unconditionally available long-term credit lines; and as of January 1, 2024, the Group had liquidity of ThUS$642,206 in cash and cash equivalents and ThUS$540,000 in unconditionally available long-term credit lines.

22.5 Credit risk

The Group closely monitors its credit risk.

Trade receivables:

Regarding the credit risk of the Company’s electricity generation line of business, related to trade receivables, this risk is historically very limited because the customer collection period is short, accordingly, no significant individual amounts are accumulated before the service is shut-off due to late payment, according to contract conditions. For this reason, credit risk is continuously monitored, measuring the maximum amounts exposed to payment risk which is very limited.

In relation to the credit risk corresponding to the receivables stemming from distribution commercial activity, this risk is historically very limited given that the short-term billing to customers does not individually accumulate very significant amounts before the supply suspension for non-payment can occur, in accordance with the related regulation. Additionally, tracking and control measures exist for all the Company’s segments: Corporate, Public Administration, and Residential, with exclusive commercial executives assigned for dealing with Corporate and Public Administration customers, with the aim of mitigating any activity that results in risk of payment default by the customer.

Financial assets

Cash surpluses are invested in the highest-rated local and foreign financial thresholds established for each entity.

Banks that have received investment grade ratings from the three major international rating agencies (Moody’s, S&P, and Fitch) are selected for making investments.

Investments may be supported through Chilean treasury bonds and/or commercial paper issued by the highest rated banks; the latter are preferable as they offer higher returns (always in line with current investment policies).

22.6 Risk measurement

Foreign exchange risk

For the purpose of monitoring this risk and limiting the volatility of the Statement of Financial Position, the Group prepares a prospective measurement, based on a Monte Carlo monthly simulation of foreign exchange fluctuation of accounting account mismatches, in a period of 3 months with 95% reliability. Based on the Company’s estimated exposure, considering the current hedges, payment flows and mitigation actions, the estimated impact of exchange rate fluctuations for the next quarter would amount to approximately MUS$26.

Considering that effective as of January 1, 2025 Enel Chile and its subsidiaries Enel Generación Chile and Empresa Eléctrica Pehuenche adopted the U.S. dollar as their functional currency, the foreign exchange risk measurement described above has been determined considering this circumstance.

Interest rate risk

The exposure associated with interest rate variance is measured as the finance cost sensitivity. The sensitivity analysis on the monthly finance cost shows that a variance of 25 basis points in the reference interest rate, SOFR, would have the following effects:

-	An increase of 25 basis points would increase the monthly finance cots by approximately ThUS$31.
-	A decrease of 25 basis points would reduce the monthly finance cost by approximately ThUS$31.

With respect to lease instruments denominated in Unidades de Fomento (UF), these are classified as variable‑rate instruments, since their value is indexed to inflation. However, such instruments do not exhibit sensitivity to changes in market interest rates (for example, the real TAB rate). Consequently, they are not included in the sensitivity analysis presented in this Note.

Due to the Company’s effective control over its exposure to variable rates, its risk is considered to be limited. To reduce this exposure even further, the Company continuously monitors market scenarios and seeks a balance between fixed and variable rate financing.